Exhibit 99.1

Exhibit 99.1

Revolution Lighting Technologies, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

As of June 30, 2015 and Six Months then Ended and for the Year Ended December 31, 2014

REVOLUTION LIGHTING TECHNOLOGIES, INC.

INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Page

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	Page 1

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015	Page 2

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2015	Page 3

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014	Page 4

Notes to Pro Forma Condensed Consolidated Financial Statements	Page 5

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

On August 5, 2015, Revolution Lighting Technologies, Inc. (“Revolution” or the “Company”) completed its acquisition of Energy Source, LLC (“Energy Source”). The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2015 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2015 have been prepared to give pro forma effect to the completed acquisition, which is accounted for as a purchase, as if the acquisition and the related issuances of Revolution’s common stock, and the issuance of promissory notes related to the acquisition had occurred on the dates or periods indicated, as further explained below. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 has been prepared to also give pro forma effect to the acquisitions on April 17, 2014 and December 1, 2014, of Value Lighting, Inc. and All Around Lighting, Inc., respectively (the “2014 Acquisitions”).

The unaudited pro forma condensed consolidated financial statements include a balance sheet as of June 30, 2015, and statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014. The historical balance sheet data were derived from the respective historical unaudited condensed balance sheets of Revolution and Energy Source as of June 30, 2015. The historical consolidated statements of operations data were derived from the respective historical unaudited statements of operations of Revolution and Energy Source for the six months ended June 30, 2015, their respective audited historical financial statements for the year ended December 31, 2014 and the unaudited financial statements of the 2014 Acquisitions for the period from January 1, 2014 to their respective dates of acquisition.

The unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition of Energy Source and related transactions as if they had occurred on June 30, 2015. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 give effect to the acquisitions and related transactions as if they had occurred on January 1, 2014.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with Revolution’s historical financial statements and related notes, Revolution’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, and Energy Sources’ audited financial statements for the year ended December 31, 2014 and its unaudited financial statements for the six months ended June 30, 2015 and 2014 included in this Current Report on Form 8-K.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes. They are presented for illustrative purposes and are not indicative of what the financial position or results of operations might have been had the acquisitions and related transactions occurred as of the dates indicated, or the financial position or results of operations for any future period.

Revolution Lighting Technologies, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in thousands, except per share data)

	June 30, 2015
	Revolution	Energy Source	Proforma Adjustments		As Adjusted
ASSETS
Current Assets:
Cash and cash equivalents	$483	$107	$—		$590
Trade accounts receivable, net	26,563	2,030			28,593
Unbilled contract receivables		1,465			1,465
Inventories, net	20,203				20,203
Other current assets	3,181	1,149	(1,083	)(3C)	3,247

Total current assets	50,430	4,751	(1,083)		54,098
Property and equipment, net	1,171	852	(714	)(3C)	1,309
Goodwill	42,991		21,746	(3D)	64,737
Intangible assets, net	33,004		8,355	(3D)	41,359
Other assets, net	708				708

	$128,304	$5,603	$28,304		$162,211

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$10,010	$1,684	$—		$11,694
Accrued liabilities	3,916	422			4,338
Accrued compensation and benefits	1,768				1,768
Other current liabilities	735				735
Purchase price obligations – current	6,032		10,651	(3A)	16,683

Total current liabilities	22,461	2,106	10,651		35,218
Revolving credit facility	17,866				17,866
Related party payable	2,565				2,565
Note payable	2,636	1,677	(1,677	)(3B)	2,636
Purchase price obligation – noncurrent	1,261		1,150	(3A)	2,411
Other liabilities	976				976

Total liabilities	47,765	3,783	10,124		61,672
Stockholders’ Equity
Members’ equity		1,820	(1,820	)(3C)	—
Common stock	140		18	(3A)	158
Additional paid-in capital	156,224	—	19,982	(3A)	176,206
Accumulated deficit	(75,825)				(75,825)

Total stockholders’ equity	80,539	1,820	18,180		100,539

	$128,304	$5,603	$28,304		$162,211

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Revolution Lighting Technologies, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share data)

	Six Months Ended June 30, 2015
	Revolution	Energy Source	Proforma Adjustments		As Adjusted
Revenues	$47,575	$6,907	$—		$54,482
Cost of sales	31,332	5,261			36,593

Gross profit	16,243	1,646	—		17,889
Operating expenses:
Selling, general, and administrative:
Acquisition, severance, and transition costs	752		(752	)(4D)	—
Amortization and depreciation	2,178	24	101	(3E), (4B)	2,303
Stock based compensation	1,163				1,163
Other selling, general and administrative	14,212	1,569			15,781
Research and development	906				906

Total operating expense	19,211	1,593	(651)		20,153

Operating (loss) income	(2,968)	53	651		(2,264)

Other expense:
Interest expense and other bank charges	(566)	(28)	(221	)(3G)	(815)

(Loss) income before taxes	(3,534)	25	430		(3,079)

Deferred income tax benefit	—				—
Net (loss) income	$(3,534)	$25	$430		$(3,079)

Basic and diluted loss per common share:
Net loss attributable to common stockholders	$(0.03)				$(0.02)

Basic and diluted weighted average shares outstanding	141,281	—	17,516	(3F)	158,797

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Revolution Lighting Technologies, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share data)

	Year Ended December 31, 2014
	Revolution	2014 Acquisitions (Note 4A)	Energy Source	Proforma Adjustments		As Adjusted
Revenues	$76,840	$18,737	$19,615	$708	(4C)	$115,900
Cost of sales	52,617	12,924	14,880	708	(4C)	81,129

Gross profit	24,223	5,813	4,735	—		34,771
Operating expenses:
Selling, general, and administrative:
Acquisition, severance and transition costs	2,488	—		(2,488	)(4D)	—
Amortization and depreciation	5,644	—	25	(1,268	)(3E), (4B)	4,401
Stock based compensation	1,711	—				1,711
Other selling, general and administrative	23,204	4,112	2,972			30,288
Research and development	2,076	—				2,076

Total operating expense	35,123	4,112	2,997	(3,756)		38,476

Operating (loss) income	(10,900)	1,701	1,738	3,756		(3,705)

Other income (expense):
Interest expense	(843)	(109)	(58)	(677	)(3G), (4E)	(1,687)
Other income	13	—	(8)			5

	(830)	(109)	(66)	(677)		(1,682)

(Loss) income before taxes	(11,730)	1,592	1,672	3,079		(5,387)
Deferred income tax benefit	6,550	—	—	(6,550	)(5)	—

Net (loss) income	$(5,180)	$1,592	$1,672	$(3,471)		$(5,387)

Basic and diluted loss per common share:
Net loss attributable to common stockholders	$(0.06)					$(0.05)

Basic and diluted weighted average shares outstanding	92,158			21,467	(3F), (4F)	113,625

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Revolution Lighting Technologies, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated statements of operations of Revolution Lighting Technologies, Inc. (“Revolution” or the “Company”) as of and for the six months ended June 30, 2015 and the year ended December 31, 2014 reflect the acquisition of Energy Source, LLC (“Energy Source”), the cash payment to the former owners of Energy Source (the “Sellers”), the issuance of common stock to the Sellers and to third party investors (the “Investors”), the settlement of Energy Source’s outstanding bank debt and the issuance of promissory notes to the Sellers to fund the acquisition, as if such transactions had occurred on June 30, 2015 for balance sheet purposes and January 1, 2014 for income statement purposes. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 has been prepared to also give pro forma effect to the acquisitions on April 17, 2014 and December 1, 2014 of Value Lighting, Inc. and All Around Lighting, Inc., respectively (the “2014 Acquisitions”), and the related transactions as if these transactions had occurred on January 1, 2014.

The unaudited pro forma condensed consolidated statements of income and unaudited pro forma condensed consolidated balance sheet were derived by adjusting Revolution’s historical financial statements for the acquisitions of Energy Source and the 2014 Acquisitions. The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations are provided for informational purposes only and are not indicative of Revolution’s financial position or results of operations had the transactions been consummated on the dates indicated or financial position or results of operations for any future date or period.

The unaudited pro forma condensed consolidated balance sheet and unaudited condensed consolidated statements of operations and accompanying notes should be read in conjunction with Revolution’s historical financial statements and related notes, Revolution’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 and with Energy Source’s audited financial statements for the year ended December 31, 2014 and unaudited financial statements for the six months ended June 30, 2015 and 2014 included in this Current Report on Form 8-K.

Note 2. Acquisition of Energy Source

The unaudited pro forma condensed consolidated financial statements reflect a preliminary purchase price of $31.8 million consisting of (1) cash of $10.0 million, which was financed from the proceeds from the issuance of 8.7 million shares of common stock for $10.0 million to the Investors, (2) the issuance to the Sellers of 8.8 million shares of common stock on the date of the Energy Source acquisition valued at $10.0 million, (3) the issuance of $10.0 million of promissory notes to the Sellers, and (4) contingent consideration of 10% of Adjusted EBITDA for a period of three years, which has preliminarily been valued at $1.8 million.

In the accompanying June 30, 2015 unaudited pro forma condensed consolidated balance sheet, the total purchase price has been preliminarily allocated to the tangible and identifiable intangible assets and the liabilities of Energy Source based on preliminary estimated fair values as of the date of the acquisition in accordance with the acquisition method of accounting and includes preliminary estimated fair values of customer relationships of $4.1 million, trade names of $3.6 million, non-compete agreements of $ 0.4 million and customer backlog of $0.3 million. Preliminarily the excess of the purchase price over the fair value of acquired assets and liabilities (goodwill) has been estimated to be $21.7 million.

The Company has not completed the accounting for the acquisition of Energy Source, and the pro forma adjustments reflected herein are based upon management’s preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to additional analyses and valuations and allocations to the assets and liabilities acquired. Final valuations and allocations may differ materially from the estimates reflected in these pro forma condensed consolidated financial statements.

Note 3. Pro Forma Adjustments – Energy Source

A-Reflects the consideration issued for Energy Source consisting of (1) cash of $10.0 million, which was financed from the proceeds from the issuance of 8.7 million shares of common stock for $10.0 million to the Investors, (2) the issuance to the Sellers of 8.8 million shares of common stock on the date of the acquisition valued at $10.0 million, (3) the issuance of $10.0 million of promissory notes to the Sellers, and (4) contingent consideration of 10% of Adjusted EBITDA for a period of three years, which has preliminarily been valued at $1.8 million.

B-Reflects the repayment of the existing Energy Source debt of $1.7 million.

C-Elimination of Energy Source historical equity accounts of $1.8 million and the elimination of the following historical assets that were not part of the transaction: shareholder loans of $1.1 million and land and building of $0.7 million.

D-Allocation of the excess of the purchase price over the net assets acquired of $ 30.1 million to identifiable intangibles of $8.4 million and goodwill of $21.7 million.

E-Includes amortization of identifiable intangible assets acquired in connection with the acquisition of Energy Source over their estimated useful lives consistent with the underlying cash flows amounting to $0.3 million and $0.6 million for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively. Preliminarily, the useful lives utilized are estimated to be 15 years for customer relationships, 15 years for trade names and 4 years for non-compete agreements. The backlog is expected to be realized within one year of the acquisition and this directly related, non-recurring charge resulting from the acquisition does not have a continuing impact on the results of operations; accordingly, such charge has not been reflected in the pro forma results of operations.

F-Reflects the impact of the shares issued in connection with the Energy Source acquisition on weighted average shares outstanding.

G-Adjustment for interest expense on the promissory notes issued to sellers at a rate of 5% annually, net of elimination of interest expense related to debt that was settled at closing.

Note 4. Pro Forma Adjustments – 2014 Acquisitions

A-Represents the historical results of operations from January 1, 2014 to the respective dates of acquisition.

B-Amortization on the intangible assets acquired in connection with the 2014 Acquisitions. The pro forma amortization is based on the amortization periods described in the historical financial statements. The backlog is expected to be realized within one year of the acquisition and this directly related non-recurring charge resulting from the acquisition does not have a continuing impact on the results of operations; accordingly, such charge has not been reflected in the pro forma results of operations. Amortization of such backlog related to the 2014 Acquisitions that was included in the historical statements of operations has been eliminated.

C-Adjustment to conform the 2014 Acquisitions presentation of sales taxes to Revolution’s policy.

D-Elimination of acquisition, severance and transition costs incurred by the Company that are directly attributable to previous acquisitions. `

E-Adjustment for interest expense on borrowings incurred to fund the 2014 Acquisitions, net of elimination of interest expense on debt that was settled at closing.

F-Reflects the impact of the shares to be issued in connection with the 2014 Acquisitions on weighted shares outstanding.

Note 5. Income taxes

No deferred income taxes or provision for income taxes have been recorded as the Company has net operating losses available to offset Energy Source’s reported income.

In connection with the 2014 Acquisitions, the Company recorded a net deferred tax liability of $6.6 million in its purchase price allocation. As a result, the Company recognized a corresponding tax benefit related to the reduction of the existing valuation allowance. The nonrecurring credit directly related to the 2014 Acquisitions has been eliminated.